UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)     April 24, 2012

Datawatch Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-19960	02-0405716
(Commission File Number)	(IRS Employer Identification No.)

Quorum Office Park 271 Mill Road Chelmsford, Massachusetts	01824
(Address of Principal Executive Offices)	(Zip Code)

(978) 441-2200

 (Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see  General Instruction A.2. below):

☐                Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition

On April 26, 2012, Datawatch Corporation (“Datawatch”) issued a press release reporting its financial results for its quarter ended March 31, 2012.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

The information contained herein, including in the exhibits attached hereto and incorporated herein by reference, is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended.  The information contained herein and in the accompanying exhibits shall not be incorporated by reference into any filing with the U.S. Securities and Exchange Commission made by Datawatch, whether made before or after the date hereof, regardless of any general incorporation language in such filings.

Item 5.07	Submission of Matters to a Vote of Security Holders

(a)	The Annual Meeting of Stockholders of Datawatch was held on April 24, 2012.

(b)
A vote was proposed to elect Thomas H. Kelly, David C. Mahoney, Michael A. Morrison, Richard de J. Osborne, Terry W. Potter, William B. Simmons and James Wood, constituting all of the directors of Datawatch, to the Board of Directors to serve for the ensuing year or until their respective successors are duly elected and qualified.  Votes were cast as follows:

Nominee	Total Votes For:	Total Votes Withheld:
Richard de J. Osborne	3,410,680	22,767
James Wood	3,425,880	7,567
Thomas H. Kelly	3,426,480	6,967
Terry W. Potter	3,425,880	7,567
William B. Simmons	3,339,625	93,822
David C. Mahoney	3,429,425	4,022
Michael A. Morrison	3,427,825	5,622

Additional votes were proposed to ratify the appointment of Marcum LLP as Datawatch’s independent registered public accounting firm for fiscal 2012. Votes were cast as follows:

Proposal	Total Votes For:	Total Votes Against:	Abstentions:	Broker Non-Votes:
Ratification of Auditors	5,872,428	2,567	1,929	0

Item 9.01	Financial Statements and Exhibits

(d)           Exhibits

The following Exhibit is furnished as part of this report:

Exhibit No.            Description

99.1	Press release issued by Datawatch Corporation, dated April 26, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATAWATCH CORPORATION

Date: April 26, 2012	By:	/s/ Murray P. Fish
Name: Murray P. Fish
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued by Datawatch Corporation, dated April 26, 2012.